UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2405

Name of Fund: Merrill Lynch Balanced Capital Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/03

Date of reporting period: 04/01/02 - 3/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
March 31, 2003

Merrill Lynch
Balanced Capital
Fund, Inc.

www.mlim.ml.com

                   Merrill Lynch Balanced Capital Fund, Inc.

DEAR SHAREHOLDER

Effective April 14, 2003 the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated as Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way. Although the redesignation took effect just after the close of the Fund's period, we have provided Fund performance as of March 31, 2003 to reflect the new share class redesignation.

Fiscal Year in Review

U.S. equity markets fell sharply during the 12 months ended March 31, 2003 as investors struggled through a "crisis of confidence" driven by uncertain economic and corporate earnings prospects, a series of corporate governance scandals and geopolitical concerns. During the first half of the period, the bear market in U.S. equities reached historic proportions with a six-month decline comparable to that of the latter half of 1987, which included the October crash and the middle quarters of 1974, which ended the 1973 - 1974 bear market. Most major U.S. market indexes as well as those of the United Kingdom and Europe declined almost 30%. Decelerating economic growth, continued reductions in corporate earnings expectations, growing war fears in Iraq and investor capitulation combined to drive prices dramatically lower. In the second half of the fiscal year, stock prices posted gains, beginning their recovery from the early October lows and repairing some of the damage inflicted in the prior period's sharp decline. An accumulation of more positive economic reports, additional monetary policy initiatives by the Federal Reserve Board, corporate earnings results that generally met or exceeded expectations, the onset of "Operation Iraqi Freedom" and attractive valuation combined to propel the unmanaged benchmark Standard & Poor's (S&P) 500 Index higher.

For the 12-month period ended March 30, 2003, the S&P 500 Index posted a total return of -24.76%. The growth style of investing moderately outperformed the value style of investing, with the S&P 500/Barra Growth Index returning -23.61%, while the S&P 500/Barra Value Index had a return of -26.19% for the fiscal year. However, there was no escaping the carnage as all major market indexes fell sharply. Bonds continued to be the preferred asset class as sluggish economic growth, low inflation and a flight to quality drove investors to the fixed income market. U.S. government securities benefited from their safety and soundness in this uncertain period while the attractive yields available in the corporate sector of the market enhanced their appeal. The unmanaged Merrill Lynch U.S. Domestic Bond Master Index provided an +11.96% total return for same 12-month period.

For the 12 months ended March 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of -18.26%, -18.93%, -18.92% and -18.09%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.) Within the equity portfolio, positive contributions from our positions in the consumer staples, telecommunications and energy sectors were more than offset by weakness in our diversified industrial, information technology and utility holdings. While our overall sector decisions were accretive to returns, poor stock selection in the latter two market segments

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

accounted for the disappointing results. Within the fixed income portfolio, the benefits of a contraction in yield spreads between government and corporate bonds as well as our neutral duration position were more than offset by weakness in the high yield sector of the bond market and credit quality deterioration in selected holdings. As a result of these poor fixed income results, the management of this portion of the Fund was changed, and we anticipate improved performance from our new bond investment team.

Portfolio Matters

Our asset allocation at March 31, 2003 showed 63.0% of portfolio net assets invested in equities, 31.2% in fixed income securities and 5.8% in cash equivalents. This compares to 67.9% in equities, 30.1% in fixed income securities, and 2.0% in cash equivalents at March 31, 2002. This past fiscal year was a challenging one for the Fund. Our bullish investment position extracted a performance penalty as bonds significantly outperformed stocks. While near-term prospects for the equity market continue to remain cloudy given geopolitical uncertainty, sluggish economic conditions, an uncertain corporate earnings outlook and poor investor psychology, we remain constructive on the longer-term outlook for stocks and believe our strategy of maintaining a relatively high equity exposure will ultimately prove rewarding. Reminiscent of the late 1999 and early 2000 period when high valuations could not be justified and our conservative position proved appropriate, we believe the current low valuation level of the market is equally unjustified and our constructive position will prove appropriate in the period ahead. Simply put, the lower stock prices go, the more value we perceive and the more opportunities we will seek to pursue. We anticipate a more hospitable environment for equities as we move through 2003 as the combination of low interest rates, high levels of liquidity, rising government spending and improved corporate and consumer confidence once the situation in Iraq is resolved is expected to drive an acceleration in economic and corporate earnings growth. Bonds, by contrast, look expensive, particularly U.S. Treasury securities, as investors are willing to pay very high prices to avoid risk. This view supports our current asset allocation position and we believe, represents the appropriate strategy to generate above-average risk adjusted returns for our investors in the periods ahead.

We continued to adjust our holdings during the fiscal year in response to ongoing price volatility. Within the equity portfolio, we further increased our energy exposure, initiating positions in Devon Energy Corporation, Murphy Oil Corporation and ExxonMobil Corporation. Resurgent economic growth should benefit hydrocarbon demand while supply remains constrained because of political problems in Iraq and Venezuela and low levels of drilling activity in North America. These factors should produce improved energy commodity prices and create a favorable backdrop for the stocks. ExxonMobil remains one of the world's best-managed and most profitable companies, while Devon Energy and Murphy Oil offer a superior production profile and exciting exploration prospects.

We also increased our technology exposure, establishing positions in Microsoft Corporation and Accenture Ltd. The recent sharp correction in technology stock prices has afforded us an opportunity to begin to invest in several superior companies that offer strong competitive positions, solid financial characteristics, high returns and proven managements, while selling at attractive valuation levels for the first time in many years. We further increased our position in the industrial sector, adding to existing positions in General Electric Company and United Technologies Corporation while introducing Tyco International Ltd. to the portfolio. Recent price declines, driven by actual or perceived earnings risk in a decelerating economy have driven these stocks to record-low valuation levels, which creates attractive opportunities in the shares of what we believe are fine companies. Tyco appears particularly interesting given the quality of its new management team, low investor expectations and very low valuation levels.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

We eliminated holdings in selected retailers such as The Home Depot, Inc. and Circuit City Stores, Inc., where deteriorating fundamental trends had yet to be fully reflected in reduced valuations. We also reduced or eliminated holdings in a number of companies such as Anheuser-Busch Companies, Inc., Minnesota Mining and Manufacturing Company (3M), Harrah's Entertainment, Inc. and Wells Fargo Company, where strong relative stock performance reduced their attractiveness. We eliminated Tenet Healthcare Corporation from the equity portion of the portfolio because of concern over pricing and Medicare reimbursement trends as well as Advanced Micro Devices, Inc. because of its deteriorating competitive position. We also sold General Dynamics Corporation as we expect intensifying earnings pressure from their business jet subsidiary.

Reflecting the ongoing changes to the structure and composition of the fixed income portfolio under its new stewardship, U.S. Treasury securities represented the largest sector allocation within the fixed income portfolio at 38.2% of fixed income assets at March 31, 2003, investment grade corporate bonds at 29.1%, mortgage-backed securities at 25.7% and high yield corporate bonds at 7.0%. This compares to 17.4% in U.S. Treasury securities, 68.0% in investment-grade corporate bonds, less than 1% in mortgage-backed securities and 13.7% in high yield corporate bonds at March 31, 2002. Overall fixed income portfolio diversification was also significantly enhanced with only one position representing in excess of 2% of assets at March 31, 2003. While average yield to maturity declined approximately 280 basis points (2.80%) to 5.00% at fiscal year end, the Fund's average quality rating improved significantly from Baa1/BBB+ to AA+, as measured by one or more of the major bond rating agencies.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Balanced Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Vice President and
Senior Portfolio Manager


/s/ Patrick Maldari

Patrick Maldari
Fixed Income Portfolio Manager

April 22, 2003

--------------------------------------------------------------------------------
We are pleased to announce that effective March 10, 2003 Patrick Maldari has joined Merrill Lynch Balanced Capital Fund, Inc. to manage the fixed income portion of the Fund. Kurt Schansinger, Senior Portfolio Manager for the Fund since 1996, will continue to have responsibility for overall asset allocation decisions as well as management of the equity portion of the Fund. Mr. Maldari has been employed by Merrill Lynch Investment Managers, L.P. since 1984. He has been Senior Portfolio Manager since 2001. Mr. Maldari is also head of a team of investment professionals managing high-quality, investment grade portfolios and has broad experience managing institutional fixed income portfolios. Mr. Maldari is a CFA(R) charterholder.
--------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

PORTFOLIO INFORMATION (unaudited)

As of March 31, 2003

                                                                     Percent of
Ten Largest Common Stock Holdings                                    Net Assets

Avon Products, Inc. .................................................    1.6%
Fannie Mae ..........................................................    1.6
Nestle SA (Registered Shares) .......................................    1.6
ACE Limited .........................................................    1.6
XL Capital Ltd. (Class A) ...........................................    1.5
E.I. du Pont de Nemours and Company .................................    1.5
Citigroup Inc. ......................................................    1.5
Verizon Communications ..............................................    1.5
American International Group, Inc. ..................................    1.5
Aetna Inc. (New Shares) .............................................    1.5

                                                                      Percent of
Five Largest Industries+                                              Net Assets

Diversified Financials ..............................................    9.8%
Insurance ...........................................................    5.6
Banks ...............................................................    5.2
Oil & Gas ...........................................................    5.1
Media ...............................................................    5.1

                                                                      Percent of
Geographic Allocation                                                 Net Assets

United States .......................................................    87.5%
Bermuda .............................................................    3.5
Switzerland .........................................................    1.6
Netherlands .........................................................    1.0
Argentina ...........................................................    0.4
Mexico ..............................................................    0.4
France ..............................................................    0.2
Canada ..............................................................    0.2
Italy ...............................................................    0.1
United Kingdom ......................................................    0.1
Chile ...............................................................    0.1
Venezuela ...........................................................    0.1

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These classifications are unaudited.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

PERFORMANCE DATA

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

Total Return Based on a $10,000 Investment--Class A & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the S&P 500 Index and the ML U.S. Domestic Bond Master Index. Values are from October 21, 1994 to March 2003.

                                       10/21/94**      3/95              3/96              3/97            3/98           3/99
ML Balanced Capital
Fund, Inc.+--Class A Shares*           $9,475          $10,083           $12,525           $14,070         $18,347        $18,178
ML Balanced Capital
Fund, Inc.+--Class C Shares*           $10,000         $10,607           $13,073           $14,570         $18,854        $18,533
S&P 500 Index++                        $10,000         $10,909           $14,411           $17,269         $25,557        $30,275
ML U.S. Domestic Bond
Master Index+++                        $10,000         $10,556           $11,705           $12,275         $13,754        $14,649

                                       3/00            3/01              3/02              3/03
ML Balanced Capital
Fund, Inc.+--Class A Shares*           $18,958         $18,703           $19,597           $16,018
ML Balanced Capital
Fund, Inc.+--Class C Shares*           $19,181         $18,773           $19,526           $15,832
S&P 500 Index++                        $35,706         $27,967           $28,034           $21,092
ML U.S. Domestic Bond
Master Index+++                        $14,934         $16,791           $17,659           $19,771

Total Return Based on a $10,000 Investment--Class B & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the S&P 500 Index and the ML U.S. Domestic Bond Master Index. Values are from March 1993 to March 2003.

                                       3/93            3/94              3/95               3/96            3/97
ML Balanced Capital
Fund, Inc.+--Class B Shares*           $10,000         $10,436           $11,460            $14,122         $15,743
ML Balanced Capital
Fund, Inc.+--Class I Shares*           $9,475          $9,986            $11,079            $13,794         $15,534
S&P 500 Index++                        $10,000         $10,147           $11,727            $15,491         $18,563
ML U.S. Domestic Bond
Master Index+++                        $10,000         $10,270           $10,776            $11,950         $12,531

                                       3/98            3/99              3/00               3/01            3/02            3/03
ML Balanced Capital
Fund, Inc.+--Class B Shares*           $20,368         $20,033           $20,730            $20,293         $21,107         $17,112
ML Balanced Capital
Fund, Inc.+--Class I Shares*           $20,304         $20,166           $21,089            $20,853         $21,911         $17,946
S&P 500 Index++                        $27,473         $32,544           $38,383            $30,063         $30,135         $22,673
ML U.S. Domestic Bond
Master Index+++                        $14,041         $14,955           $15,245            $17,141         $18,027         $20,184

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.
+++ This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including U.S. Treasury bonds, corporate bonds and mortgages. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

      Past performance is not indicative of future results.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/03                              - 18.26%        - 22.55%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                            -  2.68         -  3.72
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/03                                     +  6.42         +  5.74
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                      % Return        % Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/03                                - 18.93%        - 22.08%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                              -  3.42         -  3.69
--------------------------------------------------------------------------------
Ten Years Ended 3/31/03                               +  5.52         +  5.52
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                      % Return       % Return
                                                    Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/03                                - 18.92%        - 19.71%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                              -  3.43         -  3.43
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/03                                       +  5.59         +  5.59
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 3/31/03                              - 18.09%        - 22.40%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                            -  2.44         -  3.49
--------------------------------------------------------------------------------
Ten Years Ended 3/31/03                             +  6.60         +  6.02
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

Aggregate Total Return

                                                                % Return Without
                                                                    Sales Charge
================================================================================
Class R Shares
================================================================================
Inception (1/03/03)
through 3/31/03                                                          - 3.94%
--------------------------------------------------------------------------------

Recent Performance Results

                                                                                                 Ten Years/
                                                            6-Month         12-Month           Since Inception
As of March 31, 2003                                      Total Return    Total Return          Total Return
=================================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*               +2.61%         - 18.26%              + 69.06%
-----------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*               +2.18          - 18.93               + 71.12
-----------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*               +2.16          - 18.92               + 58.32
-----------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class I Shares*               +2.69          - 18.09               + 89.40
-----------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class R Shares*                  --               --               -  3.94
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                +5.02          - 24.76        +126.73/+107.47/- 0.54
-----------------------------------------------------------------------------------------------------------------
ML U.S. Domestic Bond Master Index***                        +3.00          + 11.96        +101.85/+ 97.72/+1.31
=================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class B & Class I Shares; from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/31/94 and 1/31/03, respectively.
*** This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including U.S. Treasury bonds, corporate bonds and mortgages. Ten years/since inception total returns are for ten years and from 10/31/94 and 1/31/03, respectively.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

SCHEDULE OF INVESTMENTS

                              Shares                                                                                      Percent of
Industry++                     Held                     Common Stocks                                        Value        Net Assets
====================================================================================================================================
Aerospace &                1,450,000    Honeywell International Inc.                                   $    30,972,000        1.0%
Defense                      350,000    Northrop Grumman Corporation                                        30,030,000        0.9
                             400,000    Raytheon Company                                                    11,348,000        0.4
                             700,000    United Technologies Corporation                                     40,446,000        1.3
                                                                                                       ---------------      -----
                                                                                                           112,796,000        3.6
====================================================================================================================================
Banks                        950,000    FleetBoston Financial Corporation                                   22,686,000        0.7
                           1,500,000    Mellon Financial Corporation                                        31,890,000        1.0
                             425,000    PNC Bank Corp.                                                      18,011,500        0.6
                             950,000    Wells Fargo & Company                                               42,740,500        1.4
                                                                                                       ---------------      -----
                                                                                                           115,328,000        3.7
====================================================================================================================================
Beverages                    950,000    Anheuser-Busch Companies, Inc.                                      44,279,500        1.4
====================================================================================================================================
Building Products            575,000    Masco Corporation                                                   10,706,500        0.3
====================================================================================================================================
Chemicals                  1,250,000    E.I. du Pont de Nemours and Company                                 48,575,000        1.5
====================================================================================================================================
Communications             2,000,000  + CommScope, Inc.                                                     15,000,000        0.5
Equipment                  1,900,000    Motorola, Inc.                                                      15,694,000        0.5
                                                                                                       ---------------      -----
                                                                                                            30,694,000        1.0
====================================================================================================================================
Computers &                1,000,000    Hewlett-Packard Company                                             15,550,000        0.5
Peripherals                  475,000    International Business Machines Corporation                         37,254,250        1.2
                                                                                                       ---------------      -----
                                                                                                            52,804,250        1.7
====================================================================================================================================
Diversified                1,400,000    Citigroup Inc.                                                      48,230,000        1.5
Financials                   775,000    Fannie Mae                                                          50,646,250        1.6
                           1,200,000    J.P. Morgan Chase & Co.                                             28,452,000        0.9
                           1,450,000    Janus Capital Group Inc.                                            16,515,500        0.5
                             950,000    Morgan Stanley                                                      36,432,500        1.2
                                                                                                       ---------------      -----
                                                                                                           180,276,250        5.7
====================================================================================================================================
Diversified                1,350,000    Verizon Communications                                              47,722,500        1.5
Telecommunication
Services
====================================================================================================================================
Electronic                 1,450,000  + Agilent Technologies, Inc.                                          19,067,500        0.6
Equipment &
Instruments
====================================================================================================================================
Food Products                725,000    General Mills, Inc.                                                 33,023,750        1.0
                             250,000    Nestle SA (Registered Shares)                                       49,483,888        1.6
                                                                                                       ---------------      -----
                                                                                                            82,507,638        2.6
====================================================================================================================================
Health Care                  750,000    Baxter International Inc.                                           13,980,000        0.4
Equipment &
Supplies
====================================================================================================================================
Health Care                  950,000    Aetna Inc. (New Shares)                                             46,835,000        1.5
Providers & Services         950,000    HCA Inc.                                                            39,292,000        1.2
                                                                                                       ---------------      -----
                                                                                                            86,127,000        2.7
====================================================================================================================================
Hotels, Restaurants        1,050,000    Carnival Corporation                                                25,315,500        0.8
& Leisure                  1,450,000    McDonald's Corporation                                              20,967,000        0.7
                             200,000    Starwood Hotels & Resorts Worldwide, Inc.                            4,758,000        0.1
                                                                                                       ---------------      -----
                                                                                                            51,040,500        1.6
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

                             Shares                                                                                       Percent of
Industry++                    Held                      Common Stocks                                       Value         Net Assets
====================================================================================================================================
Household Products           950,000    Kimberly-Clark Corporation                                     $    43,187,000        1.4%
====================================================================================================================================
IT Consulting &              825,000  + Accenture Ltd. 'A'                                                  12,787,500        0.4
Services                     300,000  + Computer Sciences Corporation                                        9,765,000        0.3
                                                                                                       ---------------      -----
                                                                                                            22,552,500        0.7
====================================================================================================================================
Industrial                 1,200,000    General Electric Company                                            30,600,000        1.0
Conglomerates              1,700,000    Tyco International Ltd.                                             21,862,000        0.7
                                                                                                       ---------------      -----
                                                                                                            52,462,000        1.7
====================================================================================================================================
Insurance                  1,700,000    ACE Limited                                                         49,215,000        1.6
                             950,000    American International Group, Inc.                                  46,977,500        1.5
                             950,000    Prudential Financial, Inc.                                          27,787,500        0.9
                             690,000    XL Capital Ltd. (Class A)                                           48,838,200        1.5
                                                                                                       ---------------      -----
                                                                                                           172,818,200        5.5
====================================================================================================================================
Machinery                  1,200,000    Dover Corporation                                                   29,064,000        0.9
                             725,000    ITT Industries, Inc.                                                38,722,250        1.2
                           1,250,000  + SPX Corporation                                                     42,700,000        1.4
                                                                                                       ---------------      -----
                                                                                                           110,486,250        3.5
====================================================================================================================================
Media                      1,350,000  + Clear Channel Communications, Inc.                                  45,792,000        1.4
                           2,150,000  + Liberty Media Corporation (Class A)                                 20,919,500        0.7
                             100,000    The New York Times Company (Class A)                                 4,315,000        0.1
                             150,000    Tribune Company                                                      6,751,500        0.2
                           1,250,000  + Viacom, Inc. (Class B)                                              45,650,000        1.5
                             750,000    The Walt Disney Company                                             12,765,000        0.4
                                                                                                       ---------------      -----
                                                                                                           136,193,000        4.3
====================================================================================================================================
Metals & Mining              750,000    Alcoa Inc.                                                          14,535,000        0.5
                             775,000    Nucor Corporation                                                   29,581,750        0.9
                                                                                                       ---------------      -----
                                                                                                            44,116,750        1.4
====================================================================================================================================
Multiline Retail             500,000    The May Department Stores Company                                    9,945,000        0.3
====================================================================================================================================
Oil & Gas                    300,000    Anadarko Petroleum Corporation                                      13,650,000        0.4
                             875,000    Devon Energy Corporation                                            42,192,500        1.3
                             600,000    ExxonMobil Corporation                                              20,970,000        0.7
                             725,000    Murphy Oil Corporation                                              32,023,250        1.0
                             600,000    Royal Dutch Petroleum Company (NY Registered Shares)                24,450,000        0.8
                                                                                                       ---------------      -----
                                                                                                           133,285,750        4.2
====================================================================================================================================
Paper & Forest             1,300,000    International Paper Company                                         43,940,000        1.4
Products                     725,000    Weyerhaeuser Company                                                34,676,750        1.1
                                                                                                       ---------------      -----
                                                                                                            78,616,750        2.5
====================================================================================================================================
Personal Products            900,000    Avon Products, Inc.                                                 51,345,000        1.6
                             725,000    The Gillette Company                                                22,431,500        0.7
                                                                                                       ---------------      -----
                                                                                                            73,776,500        2.3
====================================================================================================================================
Pharmaceuticals              950,000    Pharmacia Corporation                                               41,135,000        1.3
                             950,000    Schering-Plough Corporation                                         16,938,500        0.5
                             950,000    Wyeth                                                               35,929,000        1.2
                                                                                                       ---------------      -----
                                                                                                            94,002,500        3.0
====================================================================================================================================
Road & Rail                  300,000    CSX Corporation                                                      8,556,000        0.3
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

                             Shares                                                                                       Percent of
Industry++                    Held                      Common Stocks                                       Value         Net Assets
====================================================================================================================================
Semiconductor              3,500,000  + Agere Systems Inc. (Class A)                                   $     5,600,000        0.2%
Equipment &                1,200,000  + Agere Systems Inc. (Class B)                                         1,800,000        0.1
Products                   1,000,000  + Micron Technology, Inc.                                              8,140,000        0.2
                             500,000    Texas Instruments Incorporated                                       8,185,000        0.3
                                                                                                       ---------------      -----
                                                                                                            23,725,000        0.8
====================================================================================================================================
Software                   1,650,000    Microsoft Corporation                                               39,930,000        1.3
====================================================================================================================================
Specialty Retail           1,450,000    The Gap, Inc.                                                       21,010,500        0.6
                           2,150,000    The Limited, Inc.                                                   27,670,500        0.9
                                                                                                       ---------------      -----
                                                                                                            48,681,000        1.5
====================================================================================================================================
                                        Total Common Stocks (Cost--$2,113,538,902)                       1,988,238,838       63.0
====================================================================================================================================

                             Face
                            Amount                     Corporate Bonds
====================================================================================================================================
Aerospace &              $ 1,365,000    Lockheed Martin Corp, 8.20% due 12/01/2009                           1,685,687        0.1
Defense                    6,995,000    Raytheon Company, 6.15% due 11/01/2008                               7,661,798        0.2
                                                                                                       ---------------      -----
                                                                                                             9,347,485        0.3
====================================================================================================================================
Automobiles                1,385,000    DaimlerChrysler NA Holdings, 6.40% due 5/15/2006                     1,493,885        0.1
                             605,000    Ford Motor Company, 7.45% due 7/16/2031                                463,059        0.0
                                                                                                       ---------------      -----
                                                                                                             1,956,944        0.1
====================================================================================================================================
Banks                        495,000    BB&T Corporation, 4.75% due 10/01/2012                                 502,747        0.0
                             665,000    BSCH Issuances Ltd., 7.625% due 9/14/2010                              774,950        0.0
                           1,170,000    Banc One Corp., 8% due 4/29/2027                                     1,471,213        0.1
                             752,000    Bank of America Corporation, 4.875% due 1/15/2013                      765,380        0.0
                             130,000    The Bank of New York, 5.20% due 7/01/2007                              140,691        0.0
                           1,585,000    BankAmerica Corp., 5.875% due 2/15/2009                              1,774,349        0.1
                           1,170,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012                  1,206,564        0.1
                           1,795,000    European Investment Bank, 7.125% due 9/18/2006                       2,070,030        0.1
                           1,000,000    Firstbank Puerto Rico, 7.625% due 12/20/2005                         1,048,251        0.0
                           3,885,000    FleetBoston Financial Corporation, 6.375% due 5/15/2008              4,359,902        0.2
                             380,000    Golden West Financial Corporation, 4.75% due 10/01/2012                388,297        0.0
                             555,000    Hudson United Bancorp Inc., 8.20% due 9/15/2006                        628,621        0.0
                           2,580,000    KFW International Finance, 2.50% due 10/17/2005                      2,614,309        0.1
                           1,160,000    Korea Development Bank, 4.25% due 11/13/2007                         1,146,977        0.0
                           2,650,000    PNC Funding Corp., 6.125% due 2/15/2009                              2,924,354        0.1
                          13,995,000    Provident Bank, 6.375% due 1/15/2004                                13,256,862        0.4
                             785,000    Regions Financial Corporation, 6.375% due 5/15/2012                    883,709        0.0
                             965,000    Suntrust Bank, 5.45% due 12/01/2017                                  1,019,932        0.0
                             935,000    Synovus Financial, 4.875% due 2/15/2013 (a)                            945,458        0.0
                           2,340,000    US Bancorp, 1.409% due 9/16/2005 (b)                                 2,340,365        0.1
                           1,165,000    Wachovia Corporation, 4.95% due 11/01/2006                           1,252,017        0.0
                           3,120,000    Washington Mutual Bank, 5.50% due 1/15/2013                          3,271,432        0.1
                           1,535,000    Wells Fargo & Co., 5.125% due 2/15/2007                              1,656,801        0.1
                                                                                                       ---------------      -----
                                                                                                            46,443,211        1.5
====================================================================================================================================
Beverages                  1,645,000    Brown-Forman Corporation, 3% due 3/15/2008 (a)                       1,619,654        0.1
                           1,130,000    Coors Brewing Company, 6.375% due 5/15/2012                          1,265,409        0.0
                                                                                                       ---------------      -----
                                                                                                             2,885,063        0.1
====================================================================================================================================
Building Products            870,000    Hanson Australia Funding, 5.25% due 3/15/2013                          851,976        0.0
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

                              Face                                                                                        Percent of
Industry++                   Amount                     Corporate Bonds                                     Value         Net Assets
====================================================================================================================================
Cable Television          $  975,000    USA Interactive, 7% due 1/15/2013 (a)                          $     1,038,722        0.0%
Services
====================================================================================================================================
Chemicals                    800,000    Potash Corporation of Saskatchewan, 4.875% due 3/01/2013               794,080        0.0
====================================================================================================================================
Commercial                   525,000    Aramark Services Inc., 6.75% due 8/01/2004                             544,962        0.0
Services &                              Cendant Corporation:
Supplies                   1,100,000      6.875% due 8/15/2006                                               1,179,133        0.1
                           1,050,000      6.25% due 1/15/2008                                                1,083,020        0.0
                           1,855,000    First Data Corporation, 6.75% due 7/15/2005                          2,024,931        0.1
                           1,055,000    PHH Corporation, 6% due 3/01/2008                                    1,057,551        0.0
                           1,945,000    Waste Management Inc., 6.375% due 11/15/2012                         2,075,157        0.1
                                                                                                       ---------------      -----
                                                                                                             7,964,754        0.3
====================================================================================================================================
Communications             1,950,000    GTE Corporation, 6.84% due 4/15/2018                                 2,146,812        0.0
Equipment                  2,365,000    Harris Corporation, 6.35% due 2/01/2028                              2,531,536        0.1
                                                                                                       ---------------      -----
                                                                                                             4,678,348        0.1
====================================================================================================================================
Containers &               1,180,000    Sealed Air Corporation, 6.95% due 5/15/2009 (a)                      1,245,150        0.0
Packaging
====================================================================================================================================
Diversified                  545,000    Boeing Capital Corporation, 7.10% due 9/27/2005                        593,721        0.0
Financials                   835,000    Brascan Corporation, 5.75% due 3/01/2010                               846,247        0.0
                                        Citigroup Inc.:
                           1,150,000      5.75% due 5/10/2006                                                1,256,944        0.0
                           2,920,000      7.25% due 10/01/2010                                               3,459,537        0.1
                           3,120,000      6.50% due 1/18/2011                                                3,562,903        0.1
                           1,480,000      6.625% due 6/15/2032                                               1,623,994        0.1
                           1,355,000    Codelco Inc., 6.375% due 11/30/2012 (a)                              1,430,330        0.1
                          15,600,000    Core Investment Grade Trust, 4.727% due 11/30/2007                  16,170,495        0.5
                           1,770,000    CountryWide Home Loan, 5.625% due 7/15/2009                          1,885,737        0.1
                           1,330,000    Deutsche Telekom International Finance, 8.50% due 6/15/2010          1,560,703        0.1
                                        Ford Motor Credit Company:
                           1,285,000      6.50% due 1/25/2007                                                1,238,595        0.0
                           1,150,000      7.25% due 10/25/2011                                               1,055,406        0.0
                                        GATX Capital Corporation:
                          25,000,000      6.69% due 11/30/2005                                              23,223,450        0.7
                          24,000,000      7.75% due 12/01/2006                                              21,973,944        0.7
                           8,940,000    General Electric Capital Corporation, 6% due 6/15/2012               9,748,981        0.3
                                        General Motors Acceptance Corp.:
                           1,135,000      6.875% due 8/28/2012                                               1,119,892        0.0
                           1,440,000      8% due 11/01/2031                                                  1,402,078        0.1
                           3,740,000    Goldman Sachs Group, Inc., 6.875% due 1/15/2011                      4,264,206        0.1
                                        Household Finance Corp.:
                           1,945,000      6.50% due 11/15/2008                                               2,163,003        0.1
                           3,000,000      6.75% due 5/15/2011                                                3,332,553        0.1
                                        Lehman Brothers Holdings, Inc.:
                           1,400,000      6.625% due 4/01/2004                                               1,472,181        0.1
                             125,000      4% due 1/22/2008                                                     127,606        0.0
                             255,000      7% due 2/01/2008                                                     292,723        0.0
                             860,000    MBNA America Bank NA, 7.125% due 11/15/2012                            931,557        0.0
                           1,320,000    Mellon Funding Corporation, 5% due 12/01/2014                        1,359,113        0.1
                          19,530,000    Morgan Stanley TRACERS, 6.759% due 6/15/2012 (a)(d)                 21,759,606        0.7
                           1,095,000    Principal Life Global, 6.25% due 2/15/2012 (a)                       1,190,527        0.0
                                                                                                       ---------------      -----
                                                                                                           129,046,032        4.1
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

                              Face                                                                                        Percent of
Industry++                   Amount                     Corporate Bonds                                     Value         Net Assets
====================================================================================================================================
Diversified               $  390,000    Alltel Corporation, 7% due 7/01/2012                           $      452,983         0.0%
Telecommunication          1,755,000    British Telecom PLC, 8.375% due 12/15/2010                          2,131,632         0.1
Services                     685,000    CenturyTel Inc., 7.875% due 8/15/2012                                 826,807         0.0
                                        France Telecom:
                           5,530,000      9.25% due 3/01/2011                                               6,647,226         0.2
                             990,000      10% due 3/01/2031                                                 1,289,337         0.0
                           1,325,000    Koninklijke (KPN) NV, 8% due 10/01/2010                             1,561,581         0.1
                           3,990,000    Verizon Global Funding Corporation, 4% due 1/15/2008                4,069,764         0.1
                                                                                                       ---------------      -----
                                                                                                            16,979,330        0.5
====================================================================================================================================
Electric Utilities         1,459,000    AEP Texas Central Company, 6.65% due 2/15/2033 (a)                   1,513,383        0.1
                           1,256,000    American Electric Power, 6.125% due 5/15/2006                        1,335,535        0.1
                           2,535,000    Cincinnati Gas & Electric Company, 5.70% due 9/15/2012               2,679,155        0.1
                           1,250,000    Columbus Southern Power, 6.60% due 3/01/2033 (a)                     1,308,841        0.1
                                        Commonwealth Edison Company:
                             125,000      6.15% due 3/15/2012                                                  139,570        0.0
                             805,000      5.875% due 2/01/2033                                                 820,701        0.0
                           1,695,000    Consolidated Edison Company of New York, 4.875% due 2/01/2013        1,735,460        0.1
                                        Dominion Resources Inc.:
                           1,080,000      7.625% due 7/15/2005                                               1,199,034        0.0
                           1,500,000      8.125% due 6/15/2010                                               1,788,048        0.1
                             555,000      6.75% due 12/15/2032                                                 581,521        0.0
                           1,265,000      6.30% due 3/15/2033                                                1,250,168        0.0
                                        Duke Energy Corporation:
                             990,000      3.75% due 3/05/2008 (a)                                              988,730        0.0
                           2,925,000      6.25% due 1/15/2012                                                3,098,251        0.1
                             520,000    Exelon Corporation, 6.75% due 5/01/2011                                584,509        0.0
                           2,805,000    FirstEnergy Corp., 6.45% due 11/15/2011                              2,965,412        0.1
                                        Florida Power & Light:
                             230,000      4.85% due 2/01/2013                                                  237,918        0.0
                             780,000      5.85% due 2/01/2033                                                  809,383        0.0
                             465,000    MidAmerican Energy Company, 5.125% due 1/15/2013                       479,586        0.0
                           1,055,000    Ohio Power Company, 6.60% due 2/15/2033 (a)                          1,104,744        0.0
                           1,285,000    PSE&G Power, 6.95% due 6/01/2012                                     1,422,140        0.1
                           1,180,000    Southern Power Company, 6.25% due 7/15/2012                          1,292,043        0.0
                                                                                                       ---------------      -----
                                                                                                            27,334,132        0.9
====================================================================================================================================
Electrical                   325,000    Emerson Electric Company, 6% due 8/15/2032                             336,900        0.0
Equipment
====================================================================================================================================
Food Products              1,168,000    Archer-Daniels-Midland, 5.935% due 10/01/2032                        1,178,581        0.0
====================================================================================================================================
Foreign                                 Province of Ontario:
Government                 1,055,000      3.50% due 9/17/2007                                                1,081,668        0.0
Obligations                1,445,000      3.282% due 3/28/2008                                               1,447,702        0.1
                           1,385,000    Province of Quebec, 5% due 7/17/2009                                 1,493,909        0.1
                             860,000    Republic of Chile, 5.50% due 1/15/2013                                 865,504        0.0
                           1,250,000    Republic of Finland, 5.875% due 2/27/2006                            1,380,199        0.0
                           2,255,000    Republic of Italy, 4.375% due 10/25/2006                             2,385,458        0.1
                                        United Mexican States:
                           2,535,000      9.875% due 2/01/2010                                               3,143,400        0.1
                           1,030,000      6.375% due 1/16/2013                                               1,030,000        0.0
                                                                                                       ---------------      -----
                                                                                                            12,827,840        0.4
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

                             Face                                                                                         Percent of
Industry++                  Amount                      Corporate Bonds                                     Value         Net Assets
====================================================================================================================================
Health Care              $ 1,615,000    HCA Inc., 6.30% due 10/01/2012                                 $     1,659,080        0.1%
Providers &                3,165,000    Tenet Healthcare Corporation, 7.375% due 2/01/2013                   3,180,825        0.1
Services                                                                                               ---------------      -----
                                                                                                             4,839,905        0.2
====================================================================================================================================
Household                 19,225,000    Champion Enterprises, Inc., 7.625% due 5/15/2009                    11,150,500        0.4
Durables
====================================================================================================================================
Industrial                    25,000    Eli Lilly & Company, 7.125% due 6/01/2025                               29,839        0.0
Conglomerates              2,925,000    General Electric Company, 5% due 2/01/2013                           2,991,275        0.1
                             705,000    Norsk Hydro A/S, 6.36% due 1/15/2009                                   791,991        0.0
                                                                                                       ---------------      -----
                                                                                                             3,813,105        0.1
====================================================================================================================================
Insurance                    785,000    John Hancock Financial Services, 5.625% due 12/01/2008                 843,551        0.0
                             580,000    Progressive Corporation, 6.25% due 12/01/2032                          609,887        0.0
                             935,000    Travelers Property Casualty, 6.375% due 3/15/2033 (a)                  924,469        0.1
                                                                                                       ---------------      -----
                                                                                                             2,377,907        0.1
====================================================================================================================================
Media                                   AOL Time Warner Inc.:
                           2,335,000      6.875% due 5/01/2012                                               2,487,527        0.1
                             360,000      7.70% due 5/01/2032                                                  385,552        0.0
                             210,000    Clear Channel Communications, 7.65% due 9/15/2010                      242,515        0.0
                                        Comcast Corporation:
                           1,935,000      5.85% due 1/15/2010                                                2,004,606        0.1
                             935,000      7.05% due 3/15/2033                                                  956,449        0.0
                             145,000    Cox Communications Inc., 7.125% due 10/01/2012                         164,891        0.0
                           1,560,000    Liberty Media Corporation, 7.875% due 7/15/2009                      1,795,393        0.0
                           3,185,000    News America Inc., 6.75% due 1/09/2038                               3,504,790        0.1
                           1,570,000    Tele-Communications Inc., 9.80% due 2/01/2012                        1,959,314        0.1
                          16,000,000    Transportacion Maritima Mexicana, SA de CV, 10.25%
                                        due 11/15/2006                                                       8,800,000        0.3
                           2,135,000    Univision Communication Inc., 7.85% due 7/15/2011                    2,438,996        0.1
                                                                                                       ---------------      -----
                                                                                                            24,740,033        0.8
====================================================================================================================================
Metals & Mining            1,762,000    Kinder Morgan Energy, 6.75% due 3/15/2011                            1,952,615        0.1
                             385,000    Placer Dome Inc., 6.375% due 3/01/2033 (a)                             379,259        0.0
                                                                                                       ---------------      -----
                                                                                                             2,331,874        0.1
====================================================================================================================================
Oil & Gas                               Anadarko Finance Company:
                              47,000      6.75% due 5/01/2011                                                   53,459        0.0
                             414,000      7.50% due 5/01/2031                                                  496,501        0.0
                           1,180,000    Colonial Pipeline, 7.63% due 4/15/2032 (a)                           1,435,306        0.0
                           1,645,000    Enterprise Products Operations, 6.875% due 3/01/2033 (a)             1,625,178        0.1
                           1,910,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                      1,942,199        0.1
                          17,375,000    Pecom Energia SA, 8.125% due 7/15/2010 (a)                          13,378,750        0.4
                                        Pemex Project Funding Master Trust:
                           1,485,000      9.125% due 10/13/2010                                              1,726,313        0.1
                           1,170,000      7.375% due 12/15/2014                                              1,200,713        0.0
                           3,235,000    Ultramar Diamond Shamrock, 6.75% due 10/15/2037                      3,422,918        0.1
                           2,000,000    Unocal Capital Trust, 6.25% due 9/01/2026                            1,985,000        0.1
                                                                                                       ---------------      -----
                                                                                                            27,266,337        0.9
====================================================================================================================================
Paper & Forest               254,000    Abitibi Consolidated Inc., 8.55% due 8/01/2010                         278,928        0.0
Products                  20,000,000    Boise Cascade Corporation, 7.66% due 5/27/2005                      20,967,880        0.7
                           3,470,000    Champion International Corp., 6.65% due 12/15/2037                   3,835,388        0.1
                           1,400,000    International Paper Capital Trust, 5.25% due 7/20/2025               1,372,000        0.0

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

                              Face                                                                                        Percent of
Industry++                   Amount                     Corporate Bonds                                     Value         Net Assets
====================================================================================================================================
Paper & Forest            $  785,000    Rock-Tenn Company, 5.625% due 3/15/2013                        $       780,523        0.0%
Products                     655,000    UPM-Kymmene Corporation, 5.625% due 12/01/2014 (a)                     684,721        0.0
(concluded)                                                                                            ---------------      -----
                                                                                                            27,919,440        0.8
====================================================================================================================================
Real Estate                  665,000    Developers Divers Realty, 6.625% due 1/15/2008                         697,806        0.0
                           1,325,000    Health Care Properties Investors Inc., 6.45% due 6/25/2012           1,359,572        0.1
                           2,870,000    Shurgard Storage Centers, 5.875% due 3/15/2013                       2,890,595        0.1
                                                                                                       ---------------      -----
                                                                                                             4,947,973        0.2
====================================================================================================================================
Road & Rail                2,495,000    Norfolk Southern Corporation, 7.25% due 2/15/2031                    2,847,928        0.1
                           1,600,000    Union Pacific Capital Trust, 6.25% due 4/01/2028                     1,610,016        0.0
                                                                                                       ---------------      -----
                                                                                                             4,457,944        0.1
====================================================================================================================================
Wireless                     795,000    AT&T Wireless Services Inc., 8.75% due 3/01/2031                       911,676        0.0
Telecommunication                       Sprint Capital Corporation:
Services                   5,445,000      6.90% due 5/01/2019                                                4,982,175        0.2
                             180,000      8.75% due 3/15/2032                                                  185,400        0.0
                              75,000    Vodafone Group PLC, 7.75% due 2/15/2010                                 89,731        0.0
                                                                                                       ---------------      -----
                                                                                                             6,168,982        0.2
====================================================================================================================================
                                        Total Corporate Bonds (Cost--$394,162,603)                         384,922,548       12.2
====================================================================================================================================
                                              Collateralized Mortgage Obligations*
====================================================================================================================================
                          30,000,000    Fannie Mae, 7.50% due 4/15/2033                                     31,940,640        1.0
                                        Freddie Mac Gold:
                          39,000,000      5.50% (f)                                                         40,425,918        1.3
                          15,000,000      6% (f)                                                            15,660,930        0.5
                          63,000,000      6% due 4/15/2033                                                  65,244,375        2.1
                          48,000,000      6.50% due 4/15/2033                                               50,025,024        1.6
                          30,000,000      7% due 4/15/2033                                                  31,575,000        1.0
                           2,500,000      5% due 5/15/2033                                                   2,489,063        0.1
                           6,000,000    Greenwich Capital Commercial Funding Corporation,
                                        Series 2002-C1, Class A4, 4.948% due 1/11/2035                       6,153,050        0.2
                           4,900,000    LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A3,
                                        6.226% due 3/15/2026                                                 5,469,589        0.2
                           4,000,000    Nationslink Funding Corporation, Series 1999-2, Class A3,
                                        7.181% due 6/20/2031                                                 4,489,632        0.1
====================================================================================================================================
                                        Total Collateralized Mortgage Obligations
                                        (Cost--$252,578,921)                                               253,473,221        8.1
====================================================================================================================================

                                                 U.S. Government Obligations
====================================================================================================================================
                           2,190,000    U.S. Treasury Bonds, 5.375% due 2/15/2031                            2,368,965        0.1
                                        U.S. Treasury Notes:
                          69,800,000      3% due 2/15/2008                                                  70,617,986        2.2
                          72,000,000      4.75% due 11/15/2008                                              78,468,768        2.5
                          50,000,000      5.50% due 5/15/2009                                               56,603,500        1.8
                          10,000,000      4% due 11/15/2012                                                 10,144,530        0.3
                         157,520,000      3.875% due 2/15/2013                                             158,178,434        5.0
====================================================================================================================================
                                        Total U.S. Government Obligations (Cost--$362,709,480)             376,382,183       11.9
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

SCHEDULE OF INVESTMENTS (concluded)

                            Shares                                                                                        Percent of
                             Held                       Short-Term Investments                              Value         Net Assets
====================================================================================================================================
                         311,408,080    Merrill Lynch Premier Institutional Fund (c)(e)                $   311,408,080        9.9%
====================================================================================================================================

                          Beneficial
                           Interest
====================================================================================================================================
                        $389,467,088    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (c)        389,467,088       12.3
                         467,112,120    Merrill Lynch Liquidity Series, LLC Money Market Series (c)(e)     467,112,120       14.8
====================================================================================================================================
                                        Total Short-Term Investments (Cost--$1,167,987,288)              1,167,987,288       37.0
====================================================================================================================================
Total Investments (Cost--$4,290,977,194)                                                                 4,171,004,078      132.2
Liabilities in Excess of Other Assets                                                                   (1,015,933,357)     (32.2)
                                                                                                       ---------------      -----
Net Assets                                                                                             $ 3,155,070,721      100.0%
                                                                                                       ===============      =====
====================================================================================================================================

*     Subject to principal paydowns.
+     Non-income producing security.
++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These classifications are unaudited.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                      Net      Dividend/Interest
      Affiliate                                    Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I                    $389,467,088    $    664,456

      Merrill Lynch Liquidity Series,
      LLC Money Market Series                    $467,112,120         401,687

      Merrill Lynch Premier
      Institutional Fund                          311,408,080         626,554

      Merrill Lynch
      Institutional Fund                                   --          50,744
      --------------------------------------------------------------------------

(d)   Tradeable Custodial Receipts (TRACERS).
(e)   Security was purchased with the cash proceeds from securities loans.
(f) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 2003

Assets:              Investments, at value (including securities loaned of $746,023,665)
                     (identified cost--$4,290,977,194) .................................                    $ 4,171,004,078
                     Cash ..............................................................                         13,988,041
                     Receivables:
                        Securities sold ................................................    $ 77,914,059
                        Interest .......................................................      11,619,640
                        Dividends ......................................................       2,182,744
                        Capital shares sold ............................................       1,497,252
                        Securities lending--net ........................................          55,678         93,269,373
                                                                                            ------------
                     Prepaid registration fees .........................................                             19,029
                                                                                                            ---------------
                     Total assets ......................................................                      4,278,280,521
                                                                                                            ---------------
===========================================================================================================================
Liabilities:         Collateral on securities loaned, at value .........................                        778,520,200
                     Payables:
                        Securities purchased ...........................................     321,457,327
                        Capital shares redeemed ........................................      20,004,397
                        Investment adviser .............................................       1,106,882
                        Distributor ....................................................         904,195        343,472,801
                                                                                            ------------
                     Accrued expenses and other liabilities ............................                          1,216,799
                                                                                                            ---------------
                     Total liabilities .................................................                      1,123,209,800
                                                                                                            ---------------
===========================================================================================================================
Net Assets:          Net assets ........................................................                    $ 3,155,070,721
                                                                                                            ===============
===========================================================================================================================
Net Assets           Class A Shares of Common Stock, $.10 par value, 200,000,000
Consist of:          shares authorized .................................................                    $     4,336,323
                     Class B Shares of Common Stock, $.10 par value, 500,000,000
                     shares authorized .................................................                          3,226,213
                     Class C Shares of Common Stock, $.10 par value, 200,000,000
                     shares authorized .................................................                            665,152
                     Class I Shares of Common Stock, $.10 par value, 400,000,000
                     shares authorized .................................................                          6,427,552
                     Class R Shares of Common Stock, $.10 par value, 500,000,000
                     shares authorized .................................................                                 --
                     Paid-in capital in excess of par ..................................                      3,357,880,271
                     Undistributed investment income--net ..............................    $ 23,121,939
                     Accumulated realized capital losses on investments and foreign
                     currency transactions--net ........................................    (120,652,083)
                     Unrealized depreciation on investments and foreign
                     currency transactions--net ........................................    (119,934,646)
                                                                                            ------------
                     Total accumulated losses--net .....................................                       (217,464,790)
                                                                                                            ---------------
                     Net assets ........................................................                    $ 3,155,070,721
                                                                                                            ===============
===========================================================================================================================
Net Asset Value:     Class A--Based on net assets of $939,988,588 and 43,363,228
                              shares outstanding .......................................                    $         21.68
                                                                                                            ===============
                     Class B--Based on net assets of $680,418,750 and 32,262,134
                              shares outstanding .......................................                    $         21.09
                                                                                                            ===============
                     Class C--Based on net assets of $137,674,090 and 6,651,518
                              shares outstanding .......................................                    $         20.70
                                                                                                            ===============
                     Class I--Based on net assets of $1,396,989,197 and 64,275,524
                              shares outstanding .......................................                    $         21.73
                                                                                                            ===============
                     Class R--Based on net assets of $96.04 and 4.531
                              shares outstanding .......................................                    $         21.20
                                                                                                            ===============
===========================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

Statement of Operations for the Year Ended March 31, 2003

Investment           Interest ............................................                      $    85,603,565
Income:              Dividends (net of $173,808 foreign withholding tax) .                           38,650,794
                     Securities lending--net .............................                            1,078,985
                     Other ...............................................                                4,745
                                                                                                ---------------
                     Total income ........................................                          125,338,089
                                                                                                ---------------
===============================================================================================================
Expenses:            Investment advisory fees ............................    $  15,440,751
                     Account maintenance and distribution fees--Class B ..        9,004,127
                     Account maintenance fees--Class A ...................        2,745,058
                     Transfer agent fees--Class I ........................        2,571,326
                     Transfer agent fees--Class A ........................        1,742,613
                     Transfer agent fees--Class B ........................        1,666,527
                     Account maintenance and distribution fees--Class C ..        1,655,309
                     Transfer agent fees--Class C ........................          320,423
                     Professional fees ...................................          226,347
                     Custodian fees ......................................          195,957
                     Printing and shareholder reports ....................          170,969
                     Registration fees ...................................           83,769
                     Directors' fees and expenses ........................           78,042
                     Pricing fees ........................................           67,237
                     Other ...............................................          130,310
                                                                              -------------
                     Total expenses ......................................                           36,098,765
                                                                                                ---------------
                     Investment income--net ..............................                           89,239,324
                                                                                                ---------------
===============================================================================================================
Realized &           Realized gain (loss) on:
Unrealized Gain         Investments--net .................................     (104,313,265)
(Loss) on               Foreign currency transactions--net ...............            2,648        (104,310,617)
Investments &                                                                 -------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net:      Investments--net .................................     (806,757,320)
                        Foreign currency transactions--net ...............           68,711        (806,688,609)
                                                                              -------------     ---------------
                     Total realized and unrealized loss on investments and
                     foreign currency transactions--net ..................                         (910,999,226)
                                                                                                ---------------
                     Net Decrease in Net Assets Resulting from Operations                       $  (821,759,902)
                                                                                                ===============
===============================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                       March 31,
                                                                                          -----------------------------------
Increase (Decrease) in Net Assets:                                                              2003                2002
=============================================================================================================================
Operations:          Investment income--net ..........................................    $    89,239,324     $   108,678,599
                     Realized gain (loss) on investments and foreign currency
                     transactions--net ...............................................       (104,310,617)         67,096,713
                     Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions--net ..............................       (806,688,609)         38,561,025
                                                                                          ---------------     ---------------
                     Net increase (decrease) in net assets resulting from operations .       (821,759,902)        214,336,337
                                                                                          ---------------     ---------------
=============================================================================================================================
Dividends &          Investment income--net:
Distributions:          Class A ......................................................        (28,917,383)        (32,663,244)
                        Class B ......................................................        (16,023,503)        (24,279,414)
                        Class C ......................................................         (3,191,848)         (3,747,630)
                        Class I ......................................................        (46,356,926)        (55,115,369)
                     Realized gain on investments--net:
                        Class A ......................................................        (10,004,802)        (66,197,251)
                        Class B ......................................................         (8,770,756)        (76,419,829)
                        Class C ......................................................         (1,606,636)        (10,936,875)
                        Class I ......................................................        (14,651,440)       (102,586,999)
                                                                                          ---------------     ---------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders ...................................       (129,523,294)       (371,946,611)
                                                                                          ---------------     ---------------
=============================================================================================================================
Capital Share        Net decrease in net assets derived from capital
Transactions:        share transactions ..............................................       (585,515,127)       (476,749,756)
                                                                                          ---------------     ---------------
=============================================================================================================================
Net Assets:          Total decrease in net assets ....................................     (1,536,798,323)       (634,360,030)
                     Beginning of year ...............................................      4,691,869,044       5,326,229,074
                                                                                          ---------------     ---------------
                     End of year* ....................................................    $ 3,155,070,721     $ 4,691,869,044
                                                                                          ===============     ===============
=============================================================================================================================
                   * Undistributed investment income--net ............................    $    23,121,939     $    29,918,751
                                                                                          ===============     ===============
=============================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

Financial Highlights

                                                                                        Class A++
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.                          For the Year Ended March 31,
                                                           -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003           2002           2001           2000          1999
==================================================================================================================================
Per Share          Net asset value, beginning of year ...  $     27.50    $     28.31    $     32.58    $     34.97    $     37.49
Operating                                                  -----------    -----------    -----------    -----------    -----------
Performance:       Investment income--net+ ..............          .59            .64            .82            .86            .91
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................        (5.57)           .65          (1.17)           .60          (1.28)
                                                           -----------    -----------    -----------    -----------    -----------
                   Total from investment operations .....        (4.98)          1.29           (.35)          1.46           (.37)
                                                           -----------    -----------    -----------    -----------    -----------
                   Less dividends and distributions:
                      Investment income--net ............         (.63)          (.69)          (.93)          (.86)          (.98)
                      Realized gain on investments--net .         (.21)         (1.41)         (2.99)         (2.99)         (1.17)
                                                           -----------    -----------    -----------    -----------    -----------
                   Total dividends and distributions ....         (.84)         (2.10)         (3.92)         (3.85)         (2.15)
                                                           -----------    -----------    -----------    -----------    -----------
                   Net asset value, end of year .........  $     21.68    $     27.50    $     28.31    $     32.58    $     34.97
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Total Investment   Based on net asset value per share ...       (18.26%)         4.78%         (1.35%)         4.29%          (.92%)
Return:*                                                   ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Ratios to          Expenses .............................          .84%           .82%           .84%           .81%           .82%
Average                                                    ===========    ===========    ===========    ===========    ===========
Net Assets:        Investment income--net ...............         2.47%          2.35%          2.64%          2.50%          2.60%
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands)  $   939,989    $ 1,311,739    $ 1,311,854    $ 1,428,120    $ 1,513,406
Data:                                                      ===========    ===========    ===========    ===========    ===========
                   Portfolio turnover ...................           52%            31%            46%            33%            33%
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

Financial Highlights (continued)

                                                                                          Class B
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended March 31,
                                                           -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003           2002           2001           2000           1999
==================================================================================================================================
Per Share          Net asset value, beginning of year ...  $     26.75    $     27.56    $     31.77    $     34.25    $     36.68
Operating                                                  -----------    -----------    -----------    -----------    -----------
Performance:       Investment income--net+ ..............          .39            .42            .56            .57            .63
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................        (5.42)           .64          (1.13)           .60          (1.25)
                                                           -----------    -----------    -----------    -----------    -----------
                   Total from investment operations .....        (5.03)          1.06           (.57)          1.17           (.62)
                                                           -----------    -----------    -----------    -----------    -----------
                   Less dividends and distributions:
                      Investment income--net ............         (.42)          (.46)          (.65)          (.66)          (.64)
                      Realized gain on investments--net .         (.21)         (1.41)         (2.99)         (2.99)         (1.17)
                                                           -----------    -----------    -----------    -----------    -----------
                   Total dividends and distributions ....         (.63)         (1.87)         (3.64)         (3.65)         (1.81)
                                                           -----------    -----------    -----------    -----------    -----------
                   Net asset value, end of year .........  $     21.09    $     26.75    $     27.56    $     31.77    $     34.25
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Total Investment   Based on net asset value per share ...       (18.93%)         4.01%         (2.11%)         3.48%         (1.65%)
Return:*                                                   ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Ratios to          Expenses .............................         1.62%          1.59%          1.61%          1.58%          1.59%
Average                                                    ===========    ===========    ===========    ===========    ===========
Net Assets:        Investment income--net ...............         1.69%          1.58%          1.87%          1.71%          1.85%
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands)  $   680,419    $ 1,222,487    $ 1,659,152    $ 2,853,699    $ 4,866,564
Data:                                                      ===========    ===========    ===========    ===========    ===========
                   Portfolio turnover ...................           52%            31%            46%            33%            33%
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

Financial Highlights (continued)

                                                                                            Class C
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended March 31,
                                                           -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003            2002           2001          2000          1999
==================================================================================================================================
Per Share          Net asset value, beginning of year ...  $     26.29    $     27.14    $     31.36    $     33.82    $     36.31
Operating                                                  -----------    -----------    -----------    -----------    -----------
Performance:       Investment income--net+ ..............          .38            .41            .55            .57            .62
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................        (5.32)           .63          (1.12)           .59          (1.25)
                                                           -----------    -----------    -----------    -----------    -----------
                   Total from investment operations .....        (4.94)          1.04           (.57)          1.16           (.63)
                                                           -----------    -----------    -----------    -----------    -----------
                   Less dividends and distributions:
                      Investment income--net ............         (.44)          (.48)          (.66)          (.63)          (.69)
                      Realized gain on investments--net .         (.21)         (1.41)         (2.99)         (2.99)         (1.17)
                                                           -----------    -----------    -----------    -----------    -----------
                   Total dividends and distributions ....         (.65)         (1.89)         (3.65)         (3.62)         (1.86)
                                                           -----------    -----------    -----------    -----------    -----------
                   Net asset value, end of year .........  $     20.70    $     26.29    $     27.14    $     31.36    $     33.82
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Total Investment   Based on net asset value per share ...       (18.92%)         4.01%         (2.13%)         3.50%         (1.70%)
Return:*                                                   ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Ratios to          Expenses .............................         1.63%          1.61%          1.62%          1.59%          1.59%
Average                                                    ===========    ===========    ===========    ===========    ===========
Net Assets:        Investment income--net ...............         1.69%          1.59%          1.86%          1.70%          1.83%
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands)  $   137,674    $   199,774    $   212,278    $   308,150    $   491,234
Data:                                                      ===========    ===========    ===========    ===========    ===========
                   Portfolio turnover ...................           52%            31%            46%            33%            33%
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

Financial Highlights (continued)

                                                                                         Class I++
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended March 31,
                                                           -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003           2002           2001           2000          1999
==================================================================================================================================
Per Share          Net asset value, beginning of year ...  $     27.58    $     28.38    $     32.66    $     35.03    $     37.56
Operating                                                  -----------    -----------    -----------    -----------    -----------
Performance:       Investment income--net+ ..............          .65            .71            .90            .94           1.00
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................        (5.60)           .66          (1.18)           .62          (1.28)
                                                           -----------    -----------    -----------    -----------    -----------
                   Total from investment operations .....        (4.95)          1.37           (.28)          1.56           (.28)
                                                           -----------    -----------    -----------    -----------    -----------
                   Less dividends and distributions:
                      Investment income--net ............         (.69)          (.76)         (1.01)          (.94)         (1.08)
                      Realized gain on investments--net .         (.21)         (1.41)         (2.99)         (2.99)         (1.17)
                                                           -----------    -----------    -----------    -----------    -----------
                   Total dividends and distributions ....         (.90)         (2.17)         (4.00)         (3.93)         (2.25)
                                                           -----------    -----------    -----------    -----------    -----------
                   Net asset value, end of year .........  $     21.73    $     27.58    $     28.38    $     32.66    $     35.03
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Total Investment   Based on net asset value per share ...       (18.09%)         5.07%         (1.12%)         4.58%          (.68%)
Return:*                                                   ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Ratios to          Expenses .............................          .59%           .57%           .59%           .56%           .57%
Average                                                    ===========    ===========    ===========    ===========    ===========
Net Assets:        Investment income--net ...............         2.72%          2.60%          2.89%          2.74%          2.86%
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands)  $ 1,396,989    $ 1,957,869    $ 2,142,945    $ 2,721,503    $ 3,631,440
Data:                                                      ===========    ===========    ===========    ===========    ===========
                   Portfolio turnover ...................           52%            31%            46%            33%            33%
                                                           ===========    ===========    ===========    ===========    ===========
==================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                              Class R
                                                                                                          --------------
                                                                                                              For the
The following per share data and ratios have been derived                                                     Period
from information provided in the financial statements.                                                    Jan. 3, 2003++
                                                                                                           to March 31,
Increase (Decrease) in Net Asset Value:                                                                        2003
========================================================================================================================
Per Share            Net asset value, beginning of period .............................................        $22.07
Operating                                                                                                      ------
Performance:         Investment income--net+ ..........................................................           .20
                     Realized and unrealized loss on investments and foreign currency transactions--net         (1.07)
                                                                                                               ------
                     Total from investment operations .................................................          (.87)
                                                                                                               ------
                     Net asset value, end of period ...................................................        $21.20
                                                                                                               ======
========================================================================================================================
Total Investment     Based on net asset value per share ...............................................         (3.94%)+++
Return:**                                                                                                      ======
========================================================================================================================
Ratios to            Expenses .........................................................................          1.09%*
Average Net                                                                                                    ======
Assets:              Investment income--net ...........................................................          2.76%*
                                                                                                               ======
========================================================================================================================
Supplemental         Net assets, end of period (in thousands) .........................................            --@
Data:                                                                                                          ======
                     Portfolio turnover ...............................................................            52%
                                                                                                               ======
========================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Commencement of operations.
+++   Aggregate total investment return.
@     Amount is less than $1,000.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

o Swap agreements--The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. Total

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $1,546,476 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

------------------------------------------------------------------------------
                                                Account           Distribution
                                            Maintenance Fee           Fee
------------------------------------------------------------------------------
Class A ................................          .25%                 --
Class B ................................          .25%                .75%
Class C ................................          .25%                .75%
Class R ................................          .25%                .25%
------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

------------------------------------------------------------------------------
                                                    FAMD               MLPF&S
------------------------------------------------------------------------------
Class A ............................              $ 13,842            $112,106
Class I ............................              $  3,743            $ 37,878
------------------------------------------------------------------------------

For the year ended March 31, 2003, MLPF&S received contingent deferred sales charges of $548,612 and $34,825 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $259 and $665 relating to transactions subject to front-end sales charge waivers in Class A Shares and Class I Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. As of March 31, 2003, the Fund lent securities with a value of $83,828,267 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended March 31, 2003, MLIM, LLC received $439,984 in securities lending agent fees.

In addition, MLPF&S received $329,196 in commissions on the execution of portfolio security transactions for the year ended March 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2003, Merrill Lynch Security Pricing System, an affiliate of MLPF&S, earned $632 for providing security price quotations to complete the Fund's net asset value.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2003 were $1,891,952,095 and $2,549,746,543, respectively.

Net realized gains (losses) for the year ended March 31, 2003 and net unrealized gains (losses) as of March 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                            Gains (Losses)        Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..............        $(104,313,265)        $(119,987,041)
Foreign currency
transactions .......................                2,648                52,395
Swap agreements ....................                   --                    --
                                            -------------         -------------
Total ..............................        $(104,310,617)        $(119,934,646)
                                            =============         =============
--------------------------------------------------------------------------------

As of March 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $131,532,309, of which $320,264,382 related to appreciated securities and $451,796,691 related to depreciated securities. At March 31, 2003, the aggregate cost of investments for Federal income tax purposes was $4,302,536,387.

The Fund has entered into the following total return swaps as of March 31, 2003:

--------------------------------------------------------------------------------
                                 Return Received
--------------------------------------------------------------------------------
Notional                                                              Expiration
Amount                                       Type                        Date
--------------------------------------------------------------------------------
$41,000,000                            Price Return+                  10/01/2003
$19,725,000                            Price Return++                  1/31/2004
$10,200,000                            Price Return+++                 3/31/2004
--------------------------------------------------------------------------------
+     Lehman Brothers Investment Grade CMBS Index Total Return.
++    JP Morgan U.S. Agency Mortgage Index Total Return.
+++   Lehman Brothers U.S. Corporate High Yield Index Total Return.

--------------------------------------------------------------------------------
                                 Interest Paid
--------------------------------------------------------------------------------
Notional                         Current                              Expiration
Amount                            Rate               Type                Date
--------------------------------------------------------------------------------
$41,000,000                        .90%           Variable*           10/01/2003
$19,725,000                       1.08%           Variable**           1/31/2004
$10,200,000                       1.45%           Variable***          3/31/2004
--------------------------------------------------------------------------------
*     1 month USD LIBOR minus .40%, reset and payable monthly.
**    1 month USD LIBOR minus .22%, reset and payable monthly.
***   1 month USD LIBOR minus .15%, reset and payable monthly.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $585,515,127 and $476,749,756 for the years ended March 31, 2003 and March 31,
2002 respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended March 31, 2003+                            Shares                Amount
-------------------------------------------------------------------------------
Shares sold ..........................           2,772,584        $  64,891,927
Automatic conversion
of shares ............................           5,057,547          120,961,341
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           1,499,220           34,459,904
                                             -------------        -------------
Total issued .........................           9,329,351          220,313,172
Shares redeemed ......................         (13,659,024)        (318,369,448)
                                             -------------        -------------
Net decrease .........................          (4,329,673)       $ (98,056,276)
                                             =============        =============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended March 31, 2002+                             Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           3,572,657        $  96,909,860
Automatic conversion
of shares ............................           7,297,200          200,803,234
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           3,223,999           87,168,201
                                             -------------        -------------
Total issued .........................          14,093,856          384,881,295
Shares redeemed ......................         (12,747,284)        (346,895,466)
                                             -------------        -------------
Net increase .........................           1,346,572        $  37,985,829
                                             =============        =============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2003                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................           3,010,838        $  69,266,062
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................             942,855           21,172,984
                                             -------------        -------------
Total issued .........................           3,953,693           90,439,046
Automatic conversion
of shares ............................          (5,200,349)        (120,961,341)
Shares redeemed ......................         (12,192,972)        (278,379,536)
                                             -------------        -------------
Net decrease .........................         (13,439,628)       $(308,901,831)
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended March 31, 2002                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           4,131,938        $ 110,246,621
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           3,233,327           85,247,072
                                             -------------        -------------
Total issued .........................           7,365,265          195,493,693
Automatic conversion
of shares ............................          (7,499,528)        (200,803,234)
Shares redeemed ......................         (14,364,815)        (382,144,098)
                                             -------------        -------------
Net decrease .........................         (14,499,078)       $(387,453,639)
                                             =============        =============
-------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended March 31, 2003                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................             912,070        $  21,236,720
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................             183,735            4,048,797
                                             -------------        -------------
Total issued .........................           1,095,805           25,285,517
Shares redeemed ......................          (2,042,911)         (45,403,525)
                                             -------------        -------------
Net decrease .........................            (947,106)       $ (20,118,008)
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended March 31, 2002                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           1,366,686        $  35,815,840
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................             476,476           12,351,872
                                             -------------        -------------
Total issued .........................           1,843,162           48,167,712
Shares redeemed ......................          (2,065,570)         (53,647,779)
                                             -------------        -------------
Net decrease .........................            (222,408)       $  (5,480,067)
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended March 31, 2003+                            Shares                Amount
-------------------------------------------------------------------------------
Shares sold ..........................           6,206,891        $ 144,980,836
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           2,397,651           55,211,158
                                             -------------        -------------
Total issued .........................           8,604,542          200,191,994
Shares redeemed ......................         (15,319,242)        (358,631,106)
                                             -------------        -------------
Net decrease .........................          (6,714,700)       $(158,439,112)
                                             =============        =============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended March 31, 2002+                             Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           6,452,642        $ 177,473,586
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           4,888,040          132,394,454
                                             -------------        -------------
Total issued .........................          11,340,682          309,868,040
Shares redeemed ......................         (15,861,076)        (431,669,919)
                                             -------------        -------------
Net decrease .........................          (4,520,394)       $(121,801,879)
                                             =============        =============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class R Shares for the Period
January 3, 2003+ to                                                    Dollar
March 31, 2003                                  Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ..........................                   5        $         100
                                             -------------        -------------
Net increase .........................                   5        $         100
                                             =============        =============
-------------------------------------------------------------------------------
+     Commencement of operations.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended March 31, 2003.

6. Distributions to Shareholders:

The tax character of distributions paid during the fis-cal years ended March 31, 2003 and March 31, 2002 was as follows:

-------------------------------------------------------------------------------
                                                3/31/2003            3/31/2002
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ....................       $  96,579,703        $ 131,878,836
  Net long-term
  capital gains ......................          32,943,590          240,067,775
                                             -------------        -------------
Total taxable distributions ..........       $ 129,523,293        $ 371,946,611
                                             =============        =============
-------------------------------------------------------------------------------

As of March 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $  21,628,465
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................           21,628,465
Capital loss carryforward ..............................          (71,164,510)*
Unrealized losses--net .................................         (167,928,745)**
                                                                -------------
Total accumulated losses--net ..........................        $(217,464,790)
                                                                =============
-----------------------------------------------------------------------------
* On March 31, 2003, the Fund had a net capital loss carryforward of $71,164,510, of which $4,243,197 expires in 2008, $3,272,987 expires in
      2009 and $63,648,326 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and the deferral of post-October capital losses for tax purposes.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Merrill Lynch Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Balanced Capital Fund, Inc. as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Balanced Capital Fund, Inc. as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 19, 2003

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by the Fund during the year ended March 31, 2003:

===================================================================================================================================
Record                         Payable       Qualifying       Interest from      Non-Qualifying          Total          Long-Term
 Date                            Date      Ordinary Income  Federal Obligations  Ordinary Income   Ordinary Income    Capital Gains
===================================================================================================================================
Class A Shares:
===================================================================================================================================
 7/15/2002                    7/19/2002        $.116623          $.029852            $.193281          $.339756          $.201267
-----------------------------------------------------------------------------------------------------------------------------------
12/09/2002                   12/13/2002        $.107738          $.022610            $.167786          $.298134                --
===================================================================================================================================
Class B Shares:
===================================================================================================================================
 7/15/2002                    7/19/2002        $.078189          $.020014            $.129583          $.227786          $.201267
-----------------------------------------------------------------------------------------------------------------------------------
12/09/2002                   12/13/2002        $.073051          $.015331            $.113766          $.202148                --
===================================================================================================================================
Class C Shares:
===================================================================================================================================
 7/15/2002                    7/19/2002        $.082925          $.021226            $.137432          $.241583          $.201267
-----------------------------------------------------------------------------------------------------------------------------------
12/09/2002                   12/13/2002        $.075370          $.015817            $.117378          $.208565                --
===================================================================================================================================
Class I Shares:
===================================================================================================================================
 7/15/2002                    7/19/2002        $.128123          $.032795            $.212339          $.373257          $.201267
-----------------------------------------------------------------------------------------------------------------------------------
12/09/2002                   12/13/2002        $.118401          $.024848            $.184390          $.327639                --
-----------------------------------------------------------------------------------------------------------------------------------

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

OFFICERS AND DIRECTORS

                                                                                                            Number of
                                                                                                            Portfolios      Other
                                                                                                              in Fund     Director-
                               Position(s)  Length                                                            Complex       ships
                                  Held      of Time                                                         Overseen by    Held by
   Name, Address & Age         with Fund    Served       Principal Occupation(s) During Past 5 Years          Director     Director
====================================================================================================================================
Interested Director
====================================================================================================================================
Terry K. Glenn*                President    1999 to      President and Chairman of Merrill Lynch              118 Funds     None
P.O. Box 9011                  and          present      Investment Managers, L.P. ("MLIM")/Fund           162 Portfolios
Princeton, NJ 08543-9011       Director     and 1997     Asset Management, L.P. ("FAM")--Advised
Age: 62                                     to present   Funds since 1999; Chairman (Americas Region)
                                                         of MLIM from 2000 to 2002; Executive Vice
                                                         President of MLIM and FAM (which terms as
                                                         used herein include their corporate predecessors)
                                                         from 1983 to 2002; President of FAM Distributors,
                                                         Inc. ("FAMD") from 1986 to 2002 and Director
                                                         thereof from 1991 to 2002; Executive Vice
                                                         President and Director of Princeton Services, Inc.
                                                         ("Princeton Services") from 1993 to 2002;
                                                         President of Princeton Administrators, L.P. from
                                                         1988 to 2002; Director of Financial Data Services,
                                                         Inc. from 1985 to 2002.
====================================================================================================================================
*     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72.
      As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                            Number of
                                                                                                           Portfolios      Other
                                                                                                             in Fund     Director-
                                Position(s)    Length                                                        Complex       ships
                                   Held        of Time                                                     Overseen by    Held by
      Name, Address & Age        with Fund     Served*      Principal Occupation(s) During Past 5 Years     Director      Director
====================================================================================================================================
Independent Directors
====================================================================================================================================
Donald W. Burton               Director     2002 to      Manager of The Burton Partnership, Limited         22 Funds     ITC Delta-
P.O. Box 9095                               present      Partnership since 1979; Managing General         35 Portfolios  Com, Inc.;
Princeton, NJ 08543-9095                                 Partner of the South Atlantic Venture Funds,                    ITC Holding
Age: 59                                                  Limited Partnerships and Chairman of South                      Company,
                                                         Atlantic Private Equity Fund IV, Limited Partner-               Inc.;
                                                         ship since 1983; Member of the Investment                       Knology,
                                                         Advisory Council of the Florida State Board                     Inc.; Main-
                                                         of Administration since 2001.                                   Bancorp,
                                                                                                                         N.A.; Pri-
                                                                                                                         Care, Inc.;
                                                                                                                         Symbion,
                                                                                                                         Inc.
====================================================================================================================================
M. Colyer Crum                 Director     1981 to      James R. Williston Professor of Investment         23 Funds     Cambridge
P.O. Box 9095                               present      Management Emeritus, Harvard Business            36 Portfolios  Bancorp
Princeton, NJ 08543-9095                                 School since 1996; Chairman and Director,
Age: 70                                                  Phaeton International, Ltd. from 1985 to present;
                                                         Director, Cambridge Bancorp since 1969.
====================================================================================================================================
Laurie Simon Hodrick           Director     1999 to      Professor of Finance and Economics, Graduate       22 Funds     None
P.O. Box 9095                               present      School of Business, Columbia University since    35 Portfolios
Princeton, NJ 08543-9095                                 1998; Associate Professor of Finance and
Age: 40                                                  Economics, Graduate School of Business,
                                                         Columbia University from 1996 to 1998.
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2003

                                                                                                          Number of
                                                                                                         Portfolios       Other
                                                                                                           in Fund       Director-
                               Position(s)  Length                                                         Complex        ships
                                  Held      of Time                                                      Overseen by     Held by
   Name, Address & Age         with Fund    Served*       Principal Occupation(s) During Past 5 Years      Director      Director
====================================================================================================================================
Independent Directors (concluded)
====================================================================================================================================
Fred G. Weiss                  Director     1998 to      Managing Director of FGW Associates since 1997;    22 Funds     Watson
P.O. Box 9095                               present      Director, BTG International, PLC since 2001;     35 Portfolios  Pharma-
Princeton, NJ 08543-9095                                 Director, Watson Pharmaceuticals, Inc.                          ceuticals,
Age: 61                                                  since 2000.                                                     Inc.
====================================================================================================================================
*     The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                               Position(s)  Length
                                  Held      of Time
    Name, Address & Age        with Fund    Served*                   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
====================================================================================================================================
Donald C. Burke                Vice         1993 to      First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011                  President    present      since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton, NJ 08543-9011       and          and          1999; Vice President of FAMD since 1999; Director of MLIM Taxation
Age: 42                        Treasurer    1999 to      since 1990.
                                            present
====================================================================================================================================
Robert C. Doll, Jr.            Senior       1999 to      President and Global Chief Investment Officer of MLIM and member of the
P.O. Box 9011                  Vice         present      Executive Management Committee of ML & Co., Inc. since 2001; Chief
Princeton, NJ 08543-9011       President                 Investment Officer, Senior Vice President and Co-Head of MLIM Americas
Age: 48                                                  from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc.
                                                         from 1987 to 1999 and Executive Vice President from 1991 to 1999.
====================================================================================================================================
Kurt Schansinger               Vice         1996 to      Managing Director (Equities) of MLIM since 2000; Director of MLIM from
P.O. Box 9011                  President    present      1997 to 2000.
Princeton, NJ 08543-9011
Age: 42
====================================================================================================================================
*     Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
J. Thomas Touchton, Director of Merrill Lynch Balanced Capital Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Touchton well in his retirement.
--------------------------------------------------------------------------------

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10252--3/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Balanced Capital Fund, Inc.


By: /s/ Terry K. Glenn
    -----------------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: May 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -----------------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: May 21, 2003

By: /s/ Donald C. Burke
    -----------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: May 21, 2003

Attached hereto as an exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.